Exhibit 99.1

NEOFORMA ANNOUNCES SECOND QUARTER 2004 FINANCIAL RESULTS

SAN JOSE, CA – July 21, 2004 – Neoforma, Inc. (Nasdaq: NEOF), a leading provider of supply chain management solutions to the healthcare industry, generated total revenue of $3.3 million on a generally accepted accounting principles (GAAP) basis in the quarter ended June 30, 2004. Excluding the impact of Emerging Issues Task Force Abstract No. 01-9 (EITF No. 01-9), Neoforma generated total adjusted revenue of $18.8 million in the second quarter of 2004.

In accordance with GAAP, Neoforma’s net loss and net loss per share were $18.4 million and $0.95, respectively, during the second quarter of 2004. These results represent an increase over the $16.9 million net loss and $0.94 net loss per share reported in the second quarter of 2003. The second quarter 2004 results included a $4.1 million write-off of stockholder notes receivable. On an adjusted basis, net income and net income per share for the second quarter of 2004 were $5.5 million and $0.28, respectively, decreasing from the $5.9 million and $0.33, respectively, in the same period in the prior year. This decline was primarily due to the scheduled $2.1 million decrease in the Company’s quarterly payment from Novation, and the corresponding decrease in adjusted related party revenue.

Neoforma’s adjusted financial information, which is not in accordance with GAAP, excludes the application of EITF No. 01-9 and certain expenses, gains and losses. Adjusted financial information serves as a measure of the performance of Neoforma’s ongoing core operations. A description of the adjusted financial information for the periods presented and a reconciliation of these results to GAAP financial information are included in the attached financial statements and are available in the investor relations section of Neoforma’s Web site at http://investor.neoforma.com.

“Neoforma had a solid second quarter, generating strong cash flow and continuing to build momentum with our customers,” says Bob Zollars, chairman and chief executive officer of Neoforma. “We’re seeing increasing demand for our Neoforma Data Management Solution™ and Neoforma Order Management Solution™ from our hospital and supplier customers.”

Second Quarter 2004 Highlights

During the second quarter, Neoforma made significant progress in several key areas, including:

•	Generated $3.3 million in non-related party revenue;

•	Expanded its relationship with Consorta, Inc. to support its strategic Global Catalog Initiative with Neoforma Data Management Solution (DMS);

•	Expanded its relationship with VHA Inc. to provide Neoforma DMS as a data cleansing and maintenance solution for VHA member hospitals;

•	Launched a significant technology release for Marketplace@Novation® in late April, featuring new functionality for hospitals to manage all local, national and group purchasing organization (GPO) contracts and to view product data using the UNSPSC taxonomy;

•	Released enhancements to its pharmacy supply analysis tools launched in January that provide hospital users with reports and tools to monitor prices, contract opportunities and refunds; and

•	Supported $2.8 billion in volume, an increase of 40% from the same quarter in the prior year, comprised of $1.0 billion in gross transaction volume and $1.8 billion in supply chain data.

Second Quarter 2004 Financial Results

On a GAAP basis, for the quarter ended June 30, 2004, Neoforma generated $3.3 million in total revenue, comprised entirely of non-related party revenue and representing an increase of 33% over the $2.5 million in both total revenue and non-related party revenue in the same quarter in the prior year. As a result of the application of EITF No. 01-9, related party revenue was zero in both the second quarter of 2004 and the same quarter in the prior year.

On an adjusted basis, excluding the application of EITF No. 01-9, Neoforma generated total revenue of $18.8 million in the second quarter of 2004, consisting of $15.5 million in related party revenue and $3.3 million in non-related party revenue. Neoforma’s related party revenue for the quarter represents a decrease from the $17.5 million generated in the same period in 2003. This decrease was due to a $2.1 million decline in the Company’s payment from Novation in the second quarter of 2004 as compared to the second quarter of 2003, based on a scheduled reduction in the quarterly maximum payment from Novation under the terms of Neoforma’s outsourcing agreement with Novation. Beginning in 2004, the maximum payment is fixed at $15.25 million per quarter.

On both a GAAP and an adjusted basis, the $821,000 increase in non-related party revenue was the result of increases in revenue from Neoforma DMS, including data cleansing and categorization services for hospitals and GPOs and HPIS Market Intelligence and pharmaceutical market intelligence services for suppliers, as well as from Neoforma Order Management Solution (OMS) connectivity services for suppliers.

Under EITF No. 01-9, Neoforma classifies non-cash amortization of partnership costs as an offset against related party revenue. As the reductions to operating expenses and revenue are equal, this accounting treatment has no impact on Neoforma’s loss from operations, net loss, net loss per share or total cash flow.

In the second quarter of 2004, Neoforma’s total GAAP operating expenses were $21.8 million, an increase from the $19.2 million recorded in the same quarter in 2003. As compared to the same period in the prior year, this increase was primarily the result of the $4.1 million write-off of stockholder notes receivable and an increase in amortization of partnership costs. These increases were offset partially by a decrease in depreciation, as well as in other expenses. The write-off was related to notes issued in 1999 in connection with early exercises of option grants to two former employees who left the Company in 2000. As of June 30, 2004, the Company had $203,000 in remaining stockholder notes receivable, and fully expects to collect these amounts when the notes become due.

Adjusted operating expenses equaled $13.4 million in the second quarter of 2004, representing an improvement from the $13.9 million reported in the same period in 2003. The decrease in total adjusted operating expenses was primarily the result of an increase of $1.5 million in capitalized software development costs and reductions in selling and marketing and general and administrative expenses. These decreases were offset partially by increases in expenses related to product development and cost of services.

Neoforma recorded a loss from operations of $18.5 million in the second quarter on a GAAP basis, representing an increase from the $16.7 million loss in the second quarter of 2003. This increase was primarily due to the $4.1 million write-off of stockholder notes receivable.

During the second quarter, Neoforma generated $5.4 million in EBITDA, representing a decrease from the $6.2 million generated in the same period in the prior year. This decrease was primarily the result of the scheduled $2.1 million decline in the quarterly maximum payment from Novation and was partially offset by growth in non-related party revenue and a decline in adjusted operating expenses.

As of June 30, 2004, Neoforma’s cash, cash equivalents and short-term investments totaled $22.5 million, an increase from the $17.4 million balance as of the end of the first quarter. The Company remains debt-free.

Neoforma’s free cash flow totaled $4.5 million during the second quarter of 2004. Free cash flow is calculated as net cash used in operating activities, plus amortization of partnership costs offset against related party revenue, minus purchases of property and equipment and capitalization of software development costs.

“We are pleased with the growth of our non-related party revenue during the quarter, and our progress in the first half of the year gives us confidence in our ability to deliver on our full year 2004 goal,” says Andrew Guggenhime, chief financial officer of Neoforma. “Based on the value creation opportunity in the healthcare supply chain and the highly recurring nature of our revenue stream, we believe we are positioned well for the long term.”

Updated 2004 Financial Outlook

Due to the $4.1 million write-off of stockholder notes receivable in the second quarter, Neoforma is updating its GAAP total operating expense, net loss and net loss per share guidance for full year 2004 solely to reflect this write-off.

Neoforma’s 2004 Financial Outlook (in millions, except per share data):

	FY 2004
	Previous	Updated
GAAP Basis

Total Operating Expenses	$72.1	$76.2
Loss from Operations	$(58.8)	$(62.9)
Net Loss per Share	$(3.02)	$(3.23)

Neoforma is confirming its full year 2004 financial guidance as set out in the attached “Reconciliation of 2004 Adjusted Guidance to GAAP Guidance” table.

About Neoforma

Neoforma is a leading supply chain management solutions provider for the healthcare industry. Through a unique combination of technology, information and services, Neoforma provides innovative solutions to over 1,450 hospitals and suppliers, supporting more than $8 billion in annualized transaction volume. By bringing together contract information and order data, Neoforma’s integrated solution set delivers a comprehensive view of an organization’s supply chain, driving significant cost savings and better decision-making for both hospitals and suppliers. For more information, point your browser to http://www.neoforma.com.

###

This news release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements made under the caption “Updated 2004 Financial Outlook” and statements related to Neoforma’s business and financial outlook for 2004, including demand for its data management and order management solutions and the long-term prospects for its business. There are a number of risks that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include the willingness of customers to accept Neoforma’s business model of providing supply chain management solutions for the healthcare industry and the ability of Neoforma to manage its anticipated growth and related technological challenges. These risks and other risks are described in Neoforma’s periodic reports filed with the SEC, including its Form 10-Q for the quarter ended March 31, 2004. These statements are current as of the date of this release and Neoforma assumes no obligation to update the forward-looking information contained in this news release.

Neoforma is a trademark of Neoforma, Inc. Other Neoforma logos, product names and service names are also trademarks of Neoforma, Inc., which may be registered in other countries. Other product and brand names are trademarks of their respective owners.

Contacts:

Rebecca Oles, Neoforma, media, 408.468.4363, rebecca.oles@neoforma.com

Amanda Mogin, Neoforma, investors, 408.468.4251, amanda.mogin@neoforma.com

NEOFORMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2004	2003	2004
REVENUE:
Related party, net of amortization of partnership costs of $17,528, $15,459, $34,531 and $30,937 for the three months ended June 30, 2003 and 2004, and for the six months ended June 30, 2003 and 2004, respectively	$—	$—	$539	$—
Non-related party	2,519	3,340	4,582	6,268

Total revenue	2,519	3,340	5,121	6,268
OPERATING EXPENSES:
Cost of services	1,481	2,682	2,859	4,743
Operations	4,799	2,811	9,941	5,809
Product development	4,183	4,403	8,926	8,041
Selling and marketing	4,633	3,513	9,610	7,169
General and administrative	3,130	2,468	6,097	4,706
Amortization of intangibles	147	147	294	294
Amortization of partnership costs	833	1,669	833	3,141
Write-off of stockholder notes receivable	—	4,115	—	4,115

Total operating expenses	19,206	21,808	38,560	38,018

Loss from operations	(16,687)	(18,468)	(33,439)	(31,750)
OTHER INCOME (EXPENSE)	(261)	54	(560)	122

Net loss	$(16,948)	$(18,414)	$(33,999)	$(31,628)

NET LOSS PER SHARE:
Basic and diluted	$(0.94)	$(0.95)	$(1.91)	$(1.65)

Weighted average shares — basic and diluted	17,985	19,357	17,763	19,213

In addition to our consolidated financial statements presented in accordance with GAAP, Neoforma, Inc. uses non-GAAP, or adjusted, measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude the application of EITF No. 01-9 and certain expenses, gains and losses. Neoforma management believes that the non-GAAP adjusted results provide added insight into the Company’s performance by focusing on results generated by the Company’s ongoing core operations. Neoforma management uses the non-GAAP adjusted results when assessing the performance of its ongoing core operations, in making resource allocation decisions and for planning and forecasting. Additionally, incentive compensation for the Company, including management, is based on results on this basis. In addition, because we historically have reported adjusted results, we believe the inclusion of comparative numbers provides consistency in our financial reporting. The non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures.

NEOFORMA, INC.

ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2004	2003	2004
REVENUE:
Related party	$17,528	$15,459	$35,070	$30,937
Non-related party	2,519	3,340	4,582	6,268

Total adjusted revenue	20,047	18,799	39,652	37,205
OPERATING EXPENSES:
Cost of services	1,292	1,897	2,557	3,583
Operations	2,271	2,268	4,561	4,753
Product development	3,747	4,003	7,998	7,351
Selling and marketing	4,186	3,144	8,686	6,551
General and administrative	2,399	2,074	4,853	4,081

Adjusted operating expenses	13,895	13,386	28,655	26,319

EBITDA	6,152	5,413	10,997	10,886
OTHER INCOME (EXPENSE)	(261)	54	(560)	122

Adjusted net income	$5,891	$5,467	$10,437	$11,008

ADJUSTED NET INCOME PER SHARE:
Basic	$0.33	$0.28	$0.59	$0.57

Weighted average shares — basic	17,985	19,357	17,763	19,213

(1)	These adjusted condensed consolidated statements of operations exclude the impact of EITF No. 01-9 and certain expenses, gains and losses. Under EITF No. 01-9, the Company offsets non-cash amortization of partnership costs against related party revenue in an amount equal to the lesser of the two in any period. Any amortization of partnership costs in excess of related party revenue in any period is classified as an operating expense. As a result of the adoption of EITF No. 01-9, the Company offset $17,528, $15,459, $34,531 and $30,937 of amortization of partnership costs against related party revenue in its GAAP condensed consolidated statements of operations for the three months ended June 30, 2003 and 2004, and for the six months ended June 30, 2003 and 2004, respectively. As reclassifications, the application of EITF No. 01-9 had no impact on loss from operations, net loss or net loss per share. The excluded expenses, gains and losses consisted of depreciation and amortization of property and equipment, amortization of intangibles, amortization of deferred compensation, amortization of partnership costs and write-off of stockholder notes receivable.

NEOFORMA, INC.

RECONCILIATION OF ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS TO GAAP

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30, 2004
				GAAP Allocations
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	Depreciation and Amortization of Property and Equipment	Amortization of Deferred Compensation	GAAP Results As Reported
REVENUE:
Related party	$15,459	$—	$(15,459)	$—	$—	$—
Non-related party	3,340	—	—	—	—	3,340

Total revenue	18,799	—	(15,459)	—	—	3,340
OPERATING EXPENSES:
Cost of services	1,897	—	—	608	177	2,682
Operations	2,268	—	—	409	134	2,811
Product development	4,003	—	—	126	274	4,403
Selling and marketing	3,144	—	—	76	293	3,513
General and administrative	2,074	—	—	73	321	2,468

Adjusted operating expenses	13,386

EBITDA	5,413

Depreciation and amortization of property and equipment	—	1,292	—	(1,292)	—	—
Amortization of intangibles	—	147	—	—	—	147
Amortization of deferred compensation	—	1,199	—	—	(1,199)	—
Amortization of partnership costs	—	17,128	(15,459)	—	—	1,669
Write-off of stockholder notes receivable	—	4,115	—	—	—	4,115

Total operating expenses		23,881	(15,459)	—	—	21,808

Loss from operations		(23,881)	—	—	—	(18,468)
OTHER INCOME (EXPENSE)	54	—	—	—	—	54

Net income (loss)	$5,467	$(23,881)	$—	$—	$—	$(18,414)

NET INCOME (LOSS) PER SHARE:
Basic	$0.28					$(0.95)

Weighted average shares – basic	19,357					19,357

	Three Months Ended June 30, 2003
				GAAP Allocations
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	Depreciation and Amortization of Property and Equipment	Amortization of Deferred Compensation	GAAP Results As Reported
REVENUE:
Related party	$17,528	$—	$(17,528)	$—	$—	$—
Non-related party	2,519	—	—	—	—	2,519

Total revenue	20,047	—	(17,528)	—	—	2,519
OPERATING EXPENSES:
Cost of services	1,292	—	—	113	76	1,481
Operations	2,271	—	—	2,451	77	4,799
Product development	3,747	—	—	310	126	4,183
Selling and marketing	4,186	—	—	279	168	4,633
General and administrative	2,399	—	—	175	556	3,130

Adjusted operating expenses	13,895

EBITDA	6,152

Depreciation and amortization of property and equipment	—	3,328	—	(3,328)	—	—
Amortization of intangibles	—	147	—	—	—	147
Amortization of deferred compensation	—	1,003	—	—	(1,003)	—
Amortization of partnership costs	—	18,361	(17,528)	—	—	833

Total operating expenses		22,839	(17,528)	—	—	19,206

Loss from operations		(22,839)	—	—	—	(16,687)
OTHER INCOME (EXPENSE)	(261)	—	—	—	—	(261)

Net income (loss)	$5,891	$(22,839)	$—	$—	$—	$(16,948)

NET INCOME (LOSS) PER SHARE:
Basic	$0.33					$(0.94)

Weighted average shares – basic	17,985					17,985

NEOFORMA, INC.

RECONCILIATION OF ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS TO GAAP

(in thousands, except per share amounts)

(unaudited)

	Six Months Ended June 30, 2004
				GAAP Allocations
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	Depreciation and Amortization of Property and Equipment	Amortization of Deferred Compensation	GAAP Results As Reported
REVENUE:
Related party	$30,937	$—	$(30,937)	$—	$—	$—
Non-related party	6,268	—	—	—	—	6,268

Total revenue	37,205	—	(30,937)	—	—	6,268
OPERATING EXPENSES:
Cost of services	3,583	—	—	913	247	4,743
Operations	4,753	—	—	873	183	5,809
Product development	7,351	—	—	316	374	8,041
Selling and marketing	6,551	—	—	205	413	7,169
General and administrative	4,081	—	—	176	449	4,706

Adjusted operating expenses	26,319

EBITDA	10,886

Depreciation and amortization of property and equipment	—	2,483	—	(2,483)	—	—
Amortization of intangibles	—	294	—	—	—	294
Amortization of deferred compensation	—	1,666	—	—	(1,666)	—
Amortization of partnership costs	—	34,078	(30,937)	—	—	3,141
Write-off of shareholder notes receivable	—	4,115	—	—	—	4,115

Total operating expenses		42,636	(30,937)	—	—	38,018

Loss from operations		(42,636)	—	—	—	(31,750)
OTHER INCOME (EXPENSE)	122	—	—	—	—	122

Net income (loss)	$11,008	$(42,636)	$—	$—	$—	$(31,628)

NET INCOME (LOSS) PER SHARE:
Basic	$0.57					$(1.65)

Weighted average shares - basic	19,213					19,213

	Six Months Ended June 30, 2003
				GAAP Allocations
	Adjusted Results	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	Depreciation and Amortization of Property and Equipment	Amortization of Deferred Compensation	GAAP Results As Reported
REVENUE:
Related party	$35,070	$—	$(34,531)	$—	$—	$539
Non-related party	4,582	—	—	—	—	4,582

Total revenue	39,652	—	(34,531)	—	—	5,121
OPERATING EXPENSES:
Cost of services	2,557	—	—	210	92	2,859
Operations	4,561	—	—	5,241	139	9,941
Product development	7,998	—	—	671	257	8,926
Selling and marketing	8,686	—	—	584	340	9,610
General and administrative	4,853	—	—	355	889	6,097

Adjusted operating expenses	28,655

EBITDA	10,997
Depreciation and amortization of property and equipment	—	7,061	—	(7,061)	—	—
Amortization of intangibles	—	294	—	—	—	294
Amortization of deferred compensation	—	1,717	—	—	(1,717)	—
Amortization of partnership costs	—	35,364	(34,531)	—	—	833

Total operating expenses		44,436	(34,531)	—	—	38,560

Loss from operations		(44,436)	—	—	—	(33,439)
OTHER INCOME (EXPENSE)	(560)	—	—	—	—	(560)

Net income (loss)	$10,437	$(44,436)	$—	$—	$—	$(33,999)

NET INCOME (LOSS) PER SHARE:
Basic	$0.59					$(1.91)

Weighted average shares - basic	17,763					17,763

NEOFORMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

(unaudited)

	December 31, 2003	June 30, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,481	$20,375
Short-term investments	3,138	2,138
Accounts receivable, net of allowance for doubtful accounts	3,776	3,533
Related party accounts receivable	456	—
Prepaid expenses and other current assets	2,775	2,583

Total current assets	23,626	28,629
PROPERTY AND EQUIPMENT, net	7,432	9,890
INTANGIBLES, net	2,022	1,728
GOODWILL	1,652	1,652
CAPITALIZED PARTNERSHIP COSTS, net	106,003	75,070
NON-MARKETABLE INVESTMENTS	83	83
RESTRICTED CASH	1,020	1,020
OTHER ASSETS	1,376	885

Total assets	$143,214	$118,957

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,727	$1,533
Accrued payroll	4,199	3,848
Other accrued liabilities	3,183	2,734
Deferred revenue, current portion	2,651	1,922

Total current liabilities	12,760	10,037
DEFERRED RENT	657	621
DEFERRED REVENUE, less current portion	554	468

Total liabilities	13,971	11,126

STOCKHOLDERS’ EQUITY:
Common Stock $0.001 par value:
Authorized — 300,000 shares at June 30, 2004 Issued and outstanding: 18,943 and 19,915 shares at December 31, 2003 and June 30, 2004, respectively	19	20
Additional paid-in capital	827,570	837,227
Notes receivable from stockholders	(5,422)	(203)
Deferred compensation	(218)	(4,879)
Unrealized gain on available-for-sale securities	1	1
Accumulated deficit	(692,707)	(724,335)

Total stockholders’ equity	129,243	107,831

Total liabilities and stockholders’ equity	$143,214	$118,957

NEOFORMA, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(all items unaudited)

	Six Months Ended June 30,
	2003	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(33,999)	$(31,628)
Adjustments to reconcile net loss to net cash used in operating activities:
Restricted common stock issued to employees and officers	10	—
Provision for doubtful accounts	141	110
Accrued interest receivable on stockholder notes receivable	(32)	(11)
Depreciation and amortization of property and equipment	7,061	2,483
Amortization of intangibles	294	294
Amortization of partnership costs classified as an operating expense	833	3,141
Amortization of deferred compensation	1,717	1,666
Write-off of stockholder notes receivable	—	4,115
Change in assets and liabilities:
Accounts receivable	(1,698)	589
Prepaid expenses and other current assets	378	192
Other assets	357	491
Accounts payable	(1,734)	(1,194)
Accrued liabilities and accrued payroll	(4,159)	(797)
Deferred revenue	1,039	(815)
Deferred rent	21	(36)
Accrued interest payable on related party notes payable	(2,271)	—

Net cash used in operating activities	(32,042)	(21,400)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable investments	(2,082)	(2,890)
Proceeds from the sale or maturity of marketable investments	2,005	3,890
Capitalization of software development costs	—	(3,236)
Purchases of property and equipment	(3,679)	(1,652)

Net cash used in investing activities	(3,756)	(3,888)

CASH FLOWS FROM FINANCING ACTIVITIES:
Amortization of partnership costs offset against related party revenue	34,531	30,937
Repayments of notes payable	(3,399)	—
Cash received related to options exercised	380	622
Proceeds from the issuance of common stock under the employee stock purchase plan	506	526
Common stock repurchased, net of notes receivable issued to common stockholders	(2)	(177)
Collections of notes receivable from stockholders	1,042	274

Net cash provided by financing activities	33,058	32,182

Net increase in cash and cash equivalents	(2,740)	6,894
Cash and cash equivalents, beginning of period	23,277	13,481

Cash and cash equivalents, end of period	$20,537	$20,375

NEOFORMA, INC.

RECONCILIATION OF 2004 ADJUSTED GUIDANCE TO GAAP GUIDANCE

UPDATED JULY 21, 2004

(in thousands, except per share amounts)

(unaudited)

	Twelve Months Ended December 31, 2004
	Adjusted Guidance	Excluded Expenses, Gains and Losses	Application of EITF No. 01-9	GAAP Guidance
REVENUE:
Related party	$61,700	$—	$(61,700)	$—
Non-related party	13,300	—	—	13,300

Total revenue	75,000	—	(61,700)	13,300
OPERATING EXPENSES:
Adjusted operating expenses	55,600	—	—	55,600

EBITDA	19,400
Depreciation and amortization of property and equipment	—	6,600	—	6,600
Amortization of intangibles	—	600	—	600
Amortization of deferred compensation	—	3,000	—	3,000
Amortization of partnership costs		68,000	(61,700)	6,300
Write-off of stockholder notes receivable	—	4,115	—	4,115

Total operating expenses		82,315	(61,700)	76,215
Loss from operations			—	(62,915)

Net income (loss)	$19,400	$(82,315)	$—	$(62,915)

NET INCOME (LOSS) PER SHARE:
Basic	$0.99			$(3.23)

Weighted average shares - basic	19,500			19,500